Morgan Stanley Quality Municipal Investment Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001

Dear Shareholder:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.

Municipal Market Conditions

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range, the ratio also soared, from 83 percent to 95 percent between August and October.

Morgan Stanley Quality Municipal Investment Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas, represented 35 percent of national volume.

                         30-YEAR BOND YIELDS 1997-2001

[BOND YIELDS LINE GRAPH]

                  INSURED                                 INSURED MUNICIPAL YIELDS/
              MUNICIPAL YIELDS    U.S. TREASURY YIELDS   U.S. TREASURY YIELDS (RATIO)
              ----------------    --------------------   ----------------------------
1996                5.60%                 6.63%                    84.46%
1997                5.70%                 6.79%                    83.95%
                    5.65%                 6.80%                    83.09%
                    5.90%                 7.10%                    83.10%
                    5.75%                 6.94%                    82.85%
                    5.65%                 6.91%                    81.77%
                    5.60%                 6.78%                    82.60%
                    5.30%                 6.30%                    84.13%
                    5.50%                 6.61%                    83.21%
                    5.40%                 6.40%                    84.38%
                    5.35%                 6.15%                    86.99%
                    5.30%                 6.05%                    87.60%
                    5.15%                 5.92%                    86.99%
1998                5.15%                 5.80%                    88.79%
                    5.20%                 5.92%                    87.84%
                    5.25%                 5.93%                    88.53%
                    5.35%                 5.95%                    89.92%
                    5.20%                 5.80%                    89.66%
                    5.20%                 5.65%                    92.04%
                    5.18%                 5.71%                    90.72%
                    5.03%                 5.27%                    95.45%
                    4.95%                 5.00%                    99.00%
                    5.05%                 5.16%                    97.87%
                    5.00%                 5.06%                    98.81%
                    5.05%                 5.10%                    99.02%
1999                5.00%                 5.09%                    98.23%
                    5.10%                 5.58%                    91.40%
                    5.15%                 5.63%                    91.47%
                    5.20%                 5.66%                    91.87%
                    5.30%                 5.83%                    90.91%
                    5.47%                 5.96%                    91.78%
                    5.55%                 6.10%                    90.98%
                    5.75%                 6.06%                    94.88%
                    5.85%                 6.05%                    96.69%
                    6.03%                 6.16%                    97.89%
                    6.00%                 6.29%                    95.39%
                    5.97%                 6.48%                    92.13%
2000                6.18%                 6.49%                    95.22%
                    6.04%                 6.14%                    98.37%
                    5.82%                 5.83%                    99.83%
                    5.91%                 5.96%                    99.16%
                    5.91%                 6.01%                    98.34%
                    5.84%                 5.90%                    98.98%
                    5.73%                 5.78%                    99.13%
                    5.62%                 5.67%                    99.12%
                    5.74%                 5.89%                    97.45%
                    5.65%                 5.79%                    97.58%
                    5.55%                 5.61%                    98.93%
                    5.27%                 5.46%                    96.52%
2001                5.30%                 5.50%                    96.36%
                    5.27%                 5.31%                    99.25%
                    5.26%                 5.44%                    96.69%
                    5.45%                 5.79%                    94.13%
                    5.40%                 5.75%                    93.91%
                    5.35%                 5.76%                    92.88%
                    5.16%                 5.52%                    93.48%
                    5.07%                 5.37%                    94.41%
                    5.20%                 5.42%                    95.94%
                    5.04%                 4.87%                   103.49%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley Quality Municipal Investment Trust (IQT) increased from $14.64 to $15.31 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.93 per share and the reinvestment of capital gains totaling $0.01 per share, the Trust's total NAV return was 11.55 percent. IQT's value on the New York Stock Exchange (NYSE) increased from $13.6875 to

Morgan Stanley Quality Municipal Investment Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

$15.08 per share during this period. IQT's total market return, which includes the reinvestment of tax-free dividends, was 17.52 percent. As of October 31, 2001, IQT's share price was at a 1.50 percent discount to its NAV.

Monthly dividends for November and December 2001, were declared in October and were unchanged at $0.0775 per share. The Trust's level of undistributed net investment income was $0.173 per share on October 31, 2001 versus $0.141 per share at the beginning of the calendar year. Dividend levels reflect the Trust's current earnings which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Trust's net assets of $363 million were diversified among 13 long-term sectors and 64 credits. At the end of October, the portfolio's average maturity was 21 years. Average duration, a measure of sensitivity to interest-rate changes, was 6.5 years. The accompanying charts and table provide current information on the portfolio's credit enhancement, maturity distribution and sector concentration. Optional call provisions by year and their respective cost
(book) yields are also shown.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.12 per share to common share earnings. The Trust's two ARPS series totaled $105 million and represented 29 percent of net assets. Weekly ARPS rates ranged between 1.85 and 5.05 percent during the fiscal period. On November 6, 2001, IQT's 12-month ARPS auction, which was postponed from

Morgan Stanley Quality Municipal Investment Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

September 11, was auctioned at 2.20 percent compared to 4.32 percent over the previous 12-month period.

Looking Ahead

Economists calculate the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended October 31, 2001, the Trust purchased and retired 58,300 shares of common stock at a weighted average market discount of 6.22 percent.

We appreciate your ongoing support of Morgan Stanley Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Quality Municipal Investment Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

[LONG TERM SECTORS BAR GRAPH]

                           GENERAL
      WATER & SEWER      OBLIGATION         MORTGAGE       TRANSPORTATION       IDR/PCR*          ELECTRIC
      -------------      ----------         --------       --------------       --------          --------
          21%               16%                15%               11%               8%                5%

* Industrial Development/Pollution Control Revenue          As measured by Moody's Investors Service , Inc. or
                                                            Standard & Poor's Corp.

Portfolio structure is subject to change.                   Portfolio structure is subject to change.

[CREDIT RATINGS PIE CHART]

 A OR AAA                                               A OR AA                     A OR A                     B OR BBB
----------                                              --------                    -------                    --------
55                                                        28%                         12%                          5%

* Industrial Development/Pollution Control Revenue               As measured by Moody;s Investors Service, Inc.
                                                                 or Standard & Poor's Corp.

Portfolio structure is subject to change.                        Portfolio structure is subject to change.

[DISTRIBUTION BY MATURITY]

                                             WEIGHTED AVERAGE MATURITY: 21 YEARS

1-5 Years                                                                         0.9%
5-10 Years                                                                        1.0%
10-15 Years                                                                      19.1%
15-20 Years                                                                      27.8%
20-30 Years                                                                      47.1%
30+ Years                                                                         4.1%

Portfolio structure is subject to change.

Morgan Stanley Quality Municipal Investment Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

[Call and Cost (Book) Yield Structure Graph]

                                       WEIGHTED AVERAGE CALL PROTECTION: 6 YEARS

                                               WEIGHTED AVERAGE BOOK YIELD: 6.0%

YEARS
BONDS              PERCENT                    COST (BOOK)
CALLABLE           CALLABLE                      YIELD
--------           --------                   -----------
2001                  19%                          7.0%
2002                   6%                          6.9%
2003                   6%                          6.8%
2004                   2%                          5.3%
2005                   8%                          6.1%
2006                   1%                          6.6%
2007                   3%                          6.1%
2008                   6%                          5.3%
2009                  11%                          5.7%
2010                  15%                          5.5%
2011+                 23%                          5.4%

* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust is earning a book yield of 6.8% on 6% of the long-term portfolio that is callable in 2003.

Portfolio structure is subject to change.

Morgan Stanley Quality Municipal Investment Trust
RESULTS OF ANNUAL MEETING

                             *         *         *

On October 23, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on one matter, the results of which were as follows:

(1) Election of Trustees:

Edwin J. Garn
For..................................................  12,889,871
Withheld.............................................     218,934

Michael E. Nugent
For..................................................  12,891,152
Withheld.............................................     217,653

Philip J. Purcell
For..................................................  12,886,814
Withheld.............................................     221,991

The following Trustees were not standing for reelection at this meeting:

Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson, James F. Higgins and John L. Schroeder.

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (97.5%)
            General Obligation (16.0%)
$  5,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)............   0.00%   06/30/09   $  3,643,800
            Florida Board Education,
   6,890      Public Education Refg Ser 2001 D (WI)...................   5.375   06/01/18      7,235,258
   4,000      Capital Outlay Refg 1998 Ser D..........................   4.50    06/01/24      3,710,520
  10,000    Chicago School Reform Board, Illinois, Dedicated Tax Ser
              1997 (Ambac)............................................   5.75    12/01/27     10,623,000
  10,000    Massachusetts, Ser 2000 C.................................   5.75    10/01/15     11,087,599
   7,000    New Jersey, 2001 Ser H....................................   5.25    07/01/19      7,501,760
   5,000    North Carolina, Public School Building Ser 1999...........   4.60    04/01/17      4,967,100
   1,600    Oregon, Veterans' Welfare Ser 75..........................   6.00    04/01/27      1,703,120
   5,000    Aldine Independent School District, Texas, Bldg & Refg Ser
              2001 (PSF)..............................................   5.00    02/15/26      4,944,150
   2,500    Mission Consolidated Independent School District, Texas,
              Building Ser 2000 (PSF).................................   5.50    02/15/25      2,587,200
--------                                                                                    ------------
  56,990                                                                                      58,003,507
--------                                                                                    ------------
            Educational Facilities Revenue (2.4%)
   1,480    Indiana University, Student Fee Ser K (MBIA)..............   5.875   08/01/20      1,605,489
   2,200    University of North Carolina, Pool Ser 1998 B (MBIA)......   4.50    10/01/18      2,111,736
   5,000    Texas State University, Ser 2000..........................   5.50    03/15/20      5,221,150
--------                                                                                    ------------
   8,680                                                                                       8,938,375
--------                                                                                    ------------
            Electric Revenue (5.1%)
   5,000    Long Island Power Authority, New York, Ser 2000 A (FSA)...   0.00    06/01/16      2,492,850
   3,190    North Carolina Municipal Power Agency #1, Catawba Ser
              1992....................................................   6.25    01/01/17      3,327,999
            South Carolina Public Service Authority,
   1,500      2002 Refg Ser A (FSA) (WI)..............................   5.125   01/01/20      1,503,495
   1,000      2002 Refg Ser A (FSA) (WI)..............................   5.125   01/01/21        996,160
   4,000      1997 Refg Ser A (MBIA)..................................   5.00    01/01/29      3,947,040
   4,965    San Antonio, Texas, Electric & Gas Refg Ser 1994 A........   5.00    02/01/14      5,063,556
   1,000    Intermountain Power Agency, Utah, Refg 1996 Ser D
              (Secondary FSA).........................................   5.00    07/01/21        993,740
--------                                                                                    ------------
  20,655                                                                                      18,324,840
--------                                                                                    ------------
            Hospital Revenue (4.3%)
   2,000    Indiana Health Facilities Authority Methodist Hospital Ser
              2001....................................................   5.50    09/15/31      1,987,080
   3,200    Massachusetts Health & Education Facilities Authority,
              St. Elizabeth's Hospital of Boston Ser D (FSA)..........  11.12++  08/15/21      3,316,000
   5,000    New Jersey Health Care Authority, St Barnabas Medical
              Center Ser 1998 B (MBIA)................................   4.75    07/01/28      4,820,250

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
$  2,180    Charlotte-Mecklenburg Hospital Authority, North Carolina,
              Ser 1992................................................   6.25%   01/01/20   $  2,227,960
   3,000    Lorain County, Ohio, Catholic Healthcare Partners Ser 2001
              A.......................................................   5.75    10/01/18      3,144,480
--------                                                                                    ------------
  15,380                                                                                      15,495,770
--------                                                                                    ------------
            Industrial Development/Pollution Control Revenue (7.6%)
   9,000    Hawaii Dept Budget & Finance, Citizens Utilities Co 1991
              Ser A & B (AMT).........................................   6.66    11/01/21      8,940,060
   4,000    Michigan Strategic Fund, Detroit Edison Co. Ser 2001 C....   5.45    09/01/29      4,045,200
   2,000    New York State Energy Research & Development Authority,
              Brooklyn Union Gas Ser 1991 D...........................  11.409++ 07/01/26      2,450,000
  12,000    Richland County, South Carolina, Union Camp Corp Ser 1991
              B (AMT).................................................   7.125   09/01/21     12,258,120
--------                                                                                    ------------
  27,000                                                                                      27,693,380
--------                                                                                    ------------
            Mortgage Revenue - Multi-Family (7.0%)
  10,000    Illinois Housing Development Authority, 1991 Ser A........   8.25    07/01/16     10,226,300
  15,000    New Jersey Housing & Mortgage Finance Agency, Presidential
              Plaza at Newport - FHA Insured Mtg. 1991 Ser 1..........   7.00    05/01/30     15,328,650
--------                                                                                    ------------
  25,000                                                                                      25,554,950
--------                                                                                    ------------
            Mortgage Revenue - Single Family (7.7%)
   1,550    Colorado Housing and Finance Authority, 2000 Ser D-2
              (AMT)...................................................   6.90    04/01/29      1,785,895
   9,955    Connecticut Housing Finance Authority, Housing Mortgage
              2000 Ser B-2 (AMT)......................................   5.85    05/15/31     10,264,701
   1,420    District of Columbia Housing Finance Agency, GNMA
              Collateralized Ser 1990 B (AMT).........................   7.10    12/01/24      1,449,848
   4,635    Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)......   7.25    11/15/19      4,736,738
     810    Michigan Housing Development Authority, 1991 Ser B........   6.95    12/01/20        827,269
   2,300    Nebraska Investment Finance Authority, GNMA-Backed 1990
              Ser A & B (AMT).........................................  11.454++ 10/17/23      2,383,375
   2,235    New Hampshire Housing Finance Authority, Residential 1991
              Ser D (AMT).............................................   7.25    07/01/15      2,292,037
   3,820    Virginia Housing Development Authority, 1992 Ser A........   7.15    01/01/33      3,905,033
     275    Wyoming Community Development Authority, Federally
              Insured/Gtd Loans 1988 Ser G (AMT)......................   7.25    06/01/21        283,484
--------                                                                                    ------------
  27,000                                                                                      27,928,380
--------                                                                                    ------------
            Public Facilities Revenue (2.0%)
   5,000    Arizona School Facilities Board, School Improvement Ser
              2001....................................................   5.00    07/01/19      5,076,300
   1,900    Jacksonville, Florida, Sales Tax Ser 2001 (Ambac).........   5.50    10/01/18      2,025,514
--------                                                                                    ------------
   6,900                                                                                       7,101,814
--------                                                                                    ------------

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Resource Recovery Revenue (4.3%)
$  5,000    Northeast Maryland Waste Disposal Authority, Montgomery
              County Ser 1993 A (AMT).................................   6.30%   07/01/16   $  5,213,550
  10,000    Montgomery County Industrial Development Authority,
              Pennsylvania, Ser 1989..................................   7.50    01/01/12     10,471,500
--------                                                                                    ------------
  15,000                                                                                      15,685,050
--------                                                                                    ------------
            Student Loan Revenue (2.2%)
   6,500    Pennsylvania Higher Education Assistance Agency, 1991 Ser
--------      A & B (AMT) (Ambac).....................................  11.142++ 09/01/26      8,133,125
                                                                                            ------------
            Transportation Facilities Revenue (10.8%)
  10,000    Hillsborough County Port District, Florida, Tampa Port
              Authority Ser 1995 (AMT) (FSA)**........................   6.00    06/01/20     10,824,200
   2,000    Lee County, Florida, Transportation Ser 1995 (MBIA).......   5.75    10/01/22      2,110,540
   7,250    Atlanta, Georgia, Airport Ser 2000 A (FGIC)...............   5.50    01/01/26      7,578,208
   7,000    Hawaii, Airports Second Ser of 1991 (AMT).................   6.90    07/01/12      8,325,730
   5,000    Massachusetts Bay Transportation Authority, Assessment
              2000 Ser A..............................................   5.25    07/01/30      5,083,150
   5,000    Houston, Texas, Airport Sub Lien Ser 1991 A (AMT)
              (FGIC)**................................................   6.75    07/01/21      5,112,500
--------                                                                                    ------------
  36,250                                                                                      39,034,328
--------                                                                                    ------------
            Water & Sewer Revenue (20.9%)
   2,000    Birmingham, Alabama, Water & Sewer Ser 1998 A.............   4.75    01/01/21      1,931,500
   5,470    California Department Water Resources, Central Valley Ser
              U.......................................................   5.00    12/01/29      5,505,938
   5,000    Colorado Springs, Colorado, Utilities Rev Ser 2001 A......   5.00    11/15/29      4,970,050
   2,900    Martin County, Florida Utilities System Revenue...........   5.00    10/01/26      2,904,727
  10,000    Tampa Bay Water, Florida, Ser 2001 B (FGIC) (WI)..........   5.00    10/01/31      9,999,600
            Louisville & Jefferson County Metropolitan Sewer District,
              Kentucky,
   2,925      Ser 2001 A (MBIA) (WI)..................................   5.375   05/15/20      3,063,733
   3,075      Ser 2001 A (MBIA) (WI)..................................   5.375   05/15/21      3,209,439
   5,000      Ser 1999 A (FGIC).......................................   5.75    05/15/33      5,351,200
   1,585    Massachusetts Water Resources Authority, 2000 Ser A
              (FGIC)..................................................   6.00    08/01/13      1,832,006
            New York City Municipal Water Finance Authority, New York,
   5,000      1998 Ser D (MBIA).......................................   4.75    06/15/25      4,787,500
   5,000      2002 Ser G..............................................   5.00    06/15/34      4,933,950
   7,500    Portland, Oregon, Sewer 2000 Ser A (FGIC).................   5.75    08/01/19      8,075,775
   7,000    Charleston, South Carolina, Refg Cap Impr Ser 1998
              (Secondary FGIC)........................................   4.50    01/01/24      6,454,490
  10,000    Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B
              (FGIC)**................................................   5.25    12/01/30     10,129,299
   2,750    Loudoun County Sanitation Authority, Virginia, Ser 1998
              (MBIA)..................................................   4.75    01/01/30      2,631,723
--------                                                                                    ------------
  75,205                                                                                      75,780,930
--------                                                                                    ------------

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Other Revenue (3.5%)
$  2,000    Chicago, Illinois, Peoples Gas Light & Coke Co Refg 1995
              Ser A...................................................   6.10%   06/01/25   $  2,160,280
  10,000    New York Local Government Assistance Corporation, Ser 1995
              A.......................................................   6.00    04/01/24     10,595,700
--------                                                                                    ------------
  12,000                                                                                      12,755,980
--------                                                                                    ------------
            Refunded (3.7%)
   1,205    Wichita, Kansas, CSJ Health Ser 1991 (ETM)................   7.00    11/15/18      1,233,956
   9,000    Lorain County, Ohio, Humility of Mary Health Care Corp Ser
              1991 B (ETM)............................................   7.20    12/15/11      9,235,440
   3,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
              (Ambac) (ETM)...........................................  11.249++ 05/15/20      3,011,250
--------                                                                                    ------------
  13,205                                                                                      13,480,646
--------                                                                                    ------------
 345,765    Total Tax-Exempt Municipal Bonds (Cost $336,517,946).........................    353,911,075
--------                                                                                    ------------
            Short-Term Tax-Exempt Municipal Obligations (3.9%)
   4,900    Idaho Health Facilities Authority Ser 2001 (Demand
              11/01/01)...............................................   2.04*   07/01/30      4,900,000
   3,100    Missouri Health & Educational Facilities Authority, Cox
              Health Ser 1997 (MBIA) (Demand 11/01/01)................   2.00*   06/01/15      3,100,000
   6,100    Harris County Health Facilities Development Corporation,
              Texas, Methodist Hospital Ser 1994 (Demand 11/01/01)....   1.95*   12/01/25      6,100,000
--------                                                                                    ------------
  14,100    Total Short-Term Tax-Exempt Municipal Obligations (Cost $14,100,000).........     14,100,000
--------                                                                                    ------------
$359,865    Total Investments (Cost $350,617,946) (a)...................            101.4%   368,011,075
========
            Liabilities in Excess of Other Assets.......................             (1.4)    (5,192,442)
                                                                                    -----   ------------
            Net Assets..................................................            100.0%  $362,818,633
                                                                                    =====   ============

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

---------------------

   AMT      Alternative Minimum Tax.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    ++      Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related
            short-term securities changes.
    *       Current coupon of variable rate demand obligation.
    **      This security is segregated in connection with the purchase of a "when-issued" security.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $17,579,447 and the aggregate gross
            unrealized depreciation is $186,318, resulting in net
            unrealized appreciation of $17,393,129.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.
   PSF      Texas Permanent School Fund Guarantee Program.

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama................     0.5%
Alaska.................     1.0
Arizona................     1.4
California.............     1.5
Colorado...............     1.9
District of Columbia...     0.4
Connecticut............     2.8
Florida................    10.7
Georgia................     2.1
Hawaii.................     4.8
Idaho..................     1.4
Illinois...............     6.3
Indiana................     1.0
Kansas.................     0.3
Kentucky...............     3.2
Maine..................     1.3
Maryland...............     1.4
Massachusetts..........     5.9
Michigan...............     1.3
Missouri...............     0.9
Nebraska...............     0.7
New Hampshire..........     0.6
New Jersey.............     7.6
New York...............     7.0
North Carolina.........     3.5
Ohio...................     3.4
Oregon.................     2.7
Pennsylvania...........     5.1
South Carolina.........     6.9
Texas..................    10.8
Utah...................     1.1
Virginia...............     1.8
Wyoming................     0.1
                          -----
Total..................   101.4%
                          =====

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2001

Assets:
Investments in securities, at value (cost $350,617,946).....  $368,011,075
Cash........................................................       358,660
Receivable for:
    Investments sold........................................    14,439,179
    Interest................................................     5,975,944
Prepaid expenses and other assets...........................            26
                                                              ------------
    Total Assets............................................   388,784,884
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................    25,703,240
    Investment management fee...............................       114,490
    Dividends to preferred shareholders.....................        24,836
Accrued expenses and other payables.........................       123,685
                                                              ------------
    Total Liabilities.......................................    25,966,251
                                                              ------------
    Net Assets..............................................  $362,818,633
                                                              ============
Composition of Net Assets:
Preferred shares of beneficial interest (1,000,000 shares
  authorized of non-participating $.01 par value, 2,100
  shares outstanding).......................................  $105,000,000
                                                              ------------
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 16,841,613 shares
  outstanding)..............................................   235,177,634
Net unrealized appreciation.................................    17,393,129
Accumulated undistributed net investment income.............     2,920,177
Accumulated undistributed net realized gain.................     2,327,693
                                                              ------------
    Net Assets Applicable to Common Shareholders............   257,818,633
                                                              ------------
    Total Net Assets........................................  $362,818,633
                                                              ============
Net Asset Value Per Common Share
  ($257,818,633 divided by 16,841,613 common shares
  outstanding)..............................................        $15.31
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended October 31, 2001

Net Investment Income:

Interest Income.............................................  $21,591,704
                                                              -----------
Expenses
Investment management fee...................................    1,253,900
Auction commission fees.....................................      308,217
Transfer agent fees and expenses............................       89,655
Professional fees...........................................       72,546
Registration fees...........................................       35,487
Trustees' fees and expenses.................................       22,279
Shareholder reports and notices.............................       19,511
Auction agent fees..........................................       17,547
Custodian fees..............................................       14,872
Other.......................................................       23,096
                                                              -----------
    Total Expenses..........................................    1,857,110
Less: expense offset........................................      (14,856)
                                                              -----------
    Net Expenses............................................    1,842,254
                                                              -----------
    Net Investment Income...................................   19,749,450
                                                              -----------
Net Realized and Unrealized Gain:
Net realized gain...........................................    2,327,707
Net change in unrealized appreciation.......................    8,755,538
                                                              -----------
    Net Gain................................................   11,083,245
                                                              -----------
Net Increase................................................  $30,832,695
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE YEAR       FOR THE YEAR
                                                                  ENDED              ENDED
                                                              OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                ------------       ------------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $ 19,749,450       $ 20,208,777
Net realized gain...........................................       2,327,707            730,570
Net change in unrealized appreciation.......................       8,755,538          3,145,492
                                                                ------------       ------------
    Net Increase............................................      30,832,695         24,084,839
                                                                ------------       ------------
Dividends to preferred shareholders from net investment
  income....................................................      (3,673,195)        (4,289,019)
                                                                ------------       ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (15,673,883)       (15,929,765)
Net realized gain...........................................        (237,896)          --
                                                                ------------       ------------
    Total Dividends and Distributions.......................     (15,911,779)       (15,929,765)
                                                                ------------       ------------
Decrease from transactions in shares of beneficial
  interest..................................................        (817,860)       (10,110,685)
                                                                ------------       ------------
    Net Increase (Decrease).................................      10,429,861         (6,244,630)
Net Assets:
Beginning of period.........................................     352,388,772        358,633,402
                                                                ------------       ------------
End of Period
(Including accumulated undistributed net investment income
of $2,920,177 and $2,517,805, respectively).................    $362,818,633       $352,388,772
                                                                ============       ============

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001

1. Organization and Accounting Policies

Morgan Stanley Quality Municipal Investment Trust (the "Trust"), formerly Morgan Stanley Dean Witter Quality Municipal Investment Trust (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. ("the Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $79,248,377 and $79,380,978, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $9,845. At October 31, 2001, the Trust had an accrued pension liability of $49,200 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

$50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET        RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------   -------------   -----   --------  ----------------
  A      1,400       $70,000      1.95%   11/07/01   1.85% - 5.05%
  B        700        35,000      1.85    11/02/01    1.85  - 4.32

---------------------
    *  As of October 31, 2001.
   ** For the year ended October 31, 2001.

Subsequent to October 31, 2001 and up through December 5, 2001 the Trust paid dividends to Series A and B at rates ranging from 1.30% to 2.20% in the aggregate amount of $194,950.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1999...................................  17,676,713   $176,767    $245,929,412
Treasury shares purchased and retired (weighted average
  discount 8.95%)*..........................................    (776,800)    (7,768)    (10,102,917)
                                                              ----------   --------    ------------
Balance, October 31, 2000...................................  16,899,913    168,999     235,826,495
Treasury shares purchased and retired (weighted average
  discount 6.22%)*..........................................     (58,300)      (583)       (817,277)
                                                              ----------   --------    ------------
Balance, October 31, 2001...................................  16,841,613   $168,416    $235,009,218
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

6. Dividends to Common Shareholders

On October 30, 2001, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD             PAYABLE
PER SHARE        DATE               DATE
---------  -----------------  -----------------
 $0.0775   November 09, 2001  November 23, 2001
 $0.0775   December 7, 2001   December 21, 2001

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust held positions in residual interest bonds having a total value of $19,293,750, which represents 5.32% of the Trust's net assets.

9. Change in Accounting Policy

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of his accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley Quality Municipal Investment Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                          FOR THE YEAR ENDED OCTOBER 31*
                                                             ---------------------------------------------------------
                                                               2001        2000        1999        1998        1997
                                                             ---------   ---------   ---------   ---------   ---------

Selected Per Share Data:
Net asset value, beginning of period.......................    $14.64     $ 14.35      $15.66      $15.50     $ 15.18
                                                               ------     -------      ------      ------     -------
Income (loss) from investment operations:
    Net investment income..................................      1.17        1.18        1.16        1.19        1.20
    Net realized and unrealized gain (loss)................      0.66        0.23       (1.28)       0.15        0.34
                                                               ------     -------      ------      ------     -------
Total income (loss) from investment operations.............      1.83        1.41       (0.12)       1.34        1.54
                                                               ------     -------      ------      ------     -------
Less dividends and distributions from:
    Net investment income..................................     (0.93)      (0.93)      (0.90)      (0.96)      (0.96)
    Common share equivalent of dividends paid to preferred
    shareholders...........................................     (0.22)      (0.25)      (0.20)      (0.21)      (0.22)
    Net realized gain......................................     (0.01)         --       (0.11)      (0.01)      (0.05)
                                                               ------     -------      ------      ------     -------
Total dividends and distributions..........................     (1.16)      (1.18)      (1.21)      (1.18)      (1.23)
                                                               ------     -------      ------      ------     -------
Anti-dilutive effect of acquiring treasury shares..........      0.00        0.06        0.02        0.00        0.01
                                                               ------     -------      ------      ------     -------
Net asset value, end of period.............................    $15.31     $ 14.64      $14.35      $15.66     $ 15.50
                                                               ======     =======      ======      ======     =======
Market value, end of period................................    $15.08     $13.688      $13.00      $15.50     $15.313
                                                               ======     =======      ======      ======     =======
Total Return+..............................................     17.52%      12.84%     (10.12)%      7.71%      12.16%
Ratios to Average Net Assets of Common Shareholders:
Expenses (before expense offset)...........................      0.74%(1)    0.75%       0.71%       0.71%(1)    0.71%
Net investment income before preferred stock dividends.....      7.83%       8.18%       7.66%       7.65%       7.93%
Preferred stock dividends..................................      1.46%       1.74%       1.34%       1.37%       1.44%
Net investment income available to common shareholders.....      6.37%       6.44%       6.32%       6.28%       6.49%
Supplemental Data:
Net assets, end of period, in thousands....................  $362,819    $352,389    $358,633    $387,612    $384,773
Asset coverage on preferred shares at end of period........       345%        335%        341%        369%        366%
Portfolio turnover rate....................................        23%         20%          8%          9%          5%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.

     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of

Morgan Stanley Quality Municipal Investment Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Quality Municipal Investment Trust (the "Trust"), formerly Morgan Stanley Dean Witter Quality Municipal Investment Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Quality Municipal Investment Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 20, 2001

      --------------------------------------------------------------------
                      2001 FEDERAL TAX NOTICE (UNAUDITED)

         During the year ended October 31, 2001, the Trust paid the following per share amounts from tax-exempt income: $0.93 to common shareholders, $1,654 to Series A preferred shareholders and $2,160 to Series B preferred shareholders. For the year ended October 31, 2001, the Trust paid the following per share amounts from long-term capital gains: $0.01 to common shareholders, $25 to Series A preferred shareholders and $23 to Series B preferred shareholders.
      --------------------------------------------------------------------

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

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

MORGAN STANLEY
QUALITY MUNICIPAL
INVESTMENT TRUST


Annual Report
October 31, 2001